UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/21/2005

AEOLUS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50481

Delaware	56-1953785
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

23811 Inverness Place
Laguna Niguel, California 92677
(Address of Principal Executive Offices, Including Zip Code)

949-481-9825
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 21, 2005, John M. Farah, Jr., Ph.D. was appointed to the Board of Directors of Aeolus Pharmaceuticals, Inc. There are no arrangements or understandings between Dr. Farah and any other person pursuant to which Dr. Farah was appointed to the Board of Directors. Dr. Farah has not entered into any transactions with Aeolus Pharmaceuticals, Inc. that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued by Aeolus on October 24, 2005 announcing this event is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.

Date: October 26, 2005.	By:	/s/ Michael P. McManus
Michael P. McManus
Chief Accounting Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated October 24, 2005